Exhibit 99.3

EXECUTION VERSION

ASSIGNMENT AND ASSUMPTION AGREEMENT
(Valens Debt Assignment and Assumption)

This Assignment and Assumption Agreement (“Assignment”) is made as of this 16th day of September, 2011, by and between CREATIVE VISTAS, INC., an Arizona corporation (“Assignor”) and CANCABLE HOLDING CORP., a Delaware corporation (“Assignee”).

RECITALS

A.          Assignor is the obligor under that certain Secured Term Note, dated February 13, 2006, in the original principal amount of Eight Million Two Hundred Fifty Thousand and 00/100 ($8,250,000.00) Dollars (as same may have been amended, the “2006 Secured Term Note”), the current holders of which are: (i) Valens U.S. SPV I, LLC (“VUS”), as to fifteen and four hundredths (15.04%) percent; (ii) Valens Offshore SPV I, Ltd. (“VOF I”), as to fifty-nine and nine hundredths (59.09%) percent; and (iii) PSource Structured Debt Limited (“PSource”), as to twenty-five and eighty-seven hundredths (25.87%) percent.

B.          Assignor is an obligor, jointly and severally with Cancable Inc. (“Cancable Canada”), under that certain: (i) Secured Term Note, dated June 24, 2008, in the original principal amount of Eight Hundred Thousand and 00/100 ($800,000.00) Dollars (as same may have been amended, the “$800,000 Secured Term Note”), the current holder of which is VUS; and (ii) Secured Term Note, dated June 24, 2008, in the original principal amount of One Million Seven Hundred Thousand and 00/100 ($1,700,000.00) Dollars (as same may have been amended, the “$1,700,000 Secured Term Note” and, together with the $800,000 Secured Term Note and the 2006 Secured Term Note, the “Secured Term Notes”), the current holder of which is Valens Offshore SPV II, Corp. (“VOF II”, and together with VUS, VOF I and PSource, the “Holders”).

C.          Assignor is also an obligor under the following agreements, which are currently for the ratable benefit of one (1) or more of the Holders: (i) Securities Purchase Agreement, dated as of September 30, 2004, by and between Assignor and Laurus Master Fund, Ltd (“Laurus”) (as same may have been amended, the “2004 Securities Purchase Agreement”); (ii) Security Agreement, dated as of September 30, 2004, by and among Laurus, Assignor, Creative Vistas Acquisition Corp. (“CV Acquisition”), AC Technical Systems Ltd. (“AC Tech”), Assignee, Iview Digital Video Solutions Inc. (“Iview”), Cancable Canada and Cancable, Inc. (“Cancable US”) (as same may have been amended, the “2004 Security Agreement”); (iii) Master Security Agreement, dated as of September 30, 2004, granted by Assignor, AC Tech, CV Acquisition, Assignee, Iview, Cancable Canada and Cancable US (as same may have been amended, the “2004 Master Security Agreement”); (iv) Master Security Agreement, dated as of December 31, 2005, between Assignor, Iview, Cancable US, Cancable Canada, Iview Holding Corp. (“Iview Holding”) and Assignee (as same may have been amended, the “2005 Master Security Agreement”); (v) Guaranty, dated as of December 31, 2005, given by each of Assignor, Assignee, Cancable US, CV Acquisition, AC Tech, and Iview in favor of Laurus (as same may have been amended, the “2005 Guaranty”); (vi) Amended and Restated Guaranty, dated as of December 31, 2005, given by each of Assignor, CV Acquisition and Iview Holding in favor of Laurus (as same may have been amended, the “2005 Amended and Restated Guaranty”); (vii) Securities Purchase Agreement, dated as of February 13, 2006, among Assignor, Iview, Iview Holding and Laurus (as same may have been amended, the “2006 Securities Purchase Agreement”); (viii) Amended and Restated Guaranty, dated as of February 13, 2006, among Assignor, Assignee, Cancable US, CV Acquisition, AC Tech, Cancable Canada, Iview Holdings, Iview, Brent Swanick (“Swanick”) and Laurus (as same may have been amended, the “2006 Amended and Restated Guaranty”); (ix) Securities Purchase Agreement, dated as of June 23, 2008, among Cancable Canada, Assignor, the purchasers from time to time a party thereto and LV Administrative Services, Inc. (“LV”) (as same may have been amended, the “2008 Securities Purchase Agreement”); and (x) Master Security Agreement, dated as of June 24, 2008, between Assignor, Assignee, Cancable Canada, Cancable US, CV Acquisition, AC Tech, 2141306 Ontario Inc. (“2141306”), Cancable XL Inc. (“Cancable XL”), Iview Holding, Iview, XL Digital Services Inc. (“XL Digital”) and LV (as same may have been amended, the “2008 Master Security Agreement”, and together with the 2004 Securities Purchase Agreement, the 2004 Security Agreement, the 2004 Master Security Agreement, the 2005 Master Security Agreement, the 2005 Guaranty, the 2005 Amended and Restated Guaranty, the 2006 Securities Purchase Agreement, the 2006 Amended and Restated Guaranty and the 2008 Securities Purchase Agreement, collectively, the “Assumed Purchase Agreement and Guaranty Obligation Documents”);

D.          Assignor is also an obligor under the following agreements, which are currently for the ratable benefit of one (1) or more of the Holders: (i) Share Pledge Agreement, dated as of September 30, 2004, among Laurus, Assignor, AC Tech, Swanick, Assignee, Iview, Cancable Canada, Cancable US and Iview Holding (as same may have been amended, the “2004 Share Pledge Agreement”); (ii) Stock Pledge Agreement, dated as of September 30, 2004, between Laurus, Assignor, Assignee, Iview, Cancable Canada, Cancable US and Iview Holding (as same may have been amended, the “2004 Stock Pledge Agreement”); (iii) Share Pledge Agreement, dated as of December 31, 2005, between Assignor, Assignee, Cancable Canada, CV Acquisition and Iview Holding (as same may have been amended, the “2005 Share Pledge Agreement”); and (iv) Pledge Agreement, dated as of June 24, 2008, between Assignor, Assignee, Cancable Canada, CV Acquisition, Cancable XL, Iview Holding and LV (as same may have been amended, the “2008 Pledge Agreement”, and together with the 2004 Share Pledge Agreement, the 2004 Stock Pledge Agreement and the 2005 Share Pledge Agreement, collectively, the “Other Guaranty Obligation Documents” and together with the Secured Term Notes and the Assumed Purchase Agreement and Guaranty Obligation Documents, the “Laurus Debt Documents”).

E.           In consideration for the stock sale transaction pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and among Assignor, Assignee and Cancable and Dependable Hometech, LLC, Assignee desires to assume the following duties and obligations of Assignor to one (1) or more of the Holders:  (i) Assignor’s duties and obligations under the Secured Term Notes; and (ii) Assignor’s duties and obligations under the Assumed Purchase Agreement and Guaranty Obligation Documents (collectively, the “Assumed Liabilities”).

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the undersigned agree as follows:

1.           Assignment.  Assignor hereby transfers, conveys and assigns to Assignee all right, title and interest of Assignor in, to and under the Secured Term Notes and the Assumed Purchase Agreement and Guaranty Obligation Documents, and does hereby grant and delegate to Assignee any and all of the duties and obligations of Assignor under the Secured Term Notes and the Assumed Purchase Agreement and Guaranty Obligation Documents.

2.           Assumption.  Assignee hereby accepts the assignment of the Secured Term Notes and the Assumed Purchase Agreement and Guaranty Obligation Documents, and assumes and agrees to observe, perform and be bound by all of the terms, covenants, agreements, conditions and obligations of the Secured Term Notes and the Assumed Purchase Agreement and Guaranty Obligation Documents required to be observed or performed by Assignor.

3.           Security Interest in Assets of Assignee.  Assignee acknowledges that, independent of the Assumed Liabilities, Assignee is an obligor under certain of the Laurus Debt Documents (“Assignee’s Existing Valens Liabilities”).  To secure the payment and performance in full by Assignee of Assignee’s Existing Valens Liabilities, Assignee granted to Holders a security interest in all of its assets and properties (the “Assignee Collateral”).  Assignee hereby acknowledges and agrees that the security interest previously granted to Holders in the Assignee Collateral shall secure the payment and performance in full by Assignee of the Assumed Liabilities, as well as to the payment and performance in full by Assignee of the Assignee’s Existing Valens Liabilities.  Assignee hereby authorizes Holders to file financing statements in such jurisdictions as Holders deem necessary or advisable, or to file changes or amendments to existing financing statements in such jurisdictions as Holders deem necessary or advisable, to evidence that payment and performance in full by Assignee of the Assumed Liabilities are secured by Holders’ existing security interest in the Assignee Collateral.

4.            Acknowledgement by Holders.

(a)           Holders hereby acknowledge and consent to the assignment by Assignor, and assumption by Assignee, of the Assumed Liabilities and agree to look solely to Assignee, its successors and assigns for the observation and performance of all terms, covenants, agreements, conditions and obligations of the Secured Term Notes and the Assumed Purchase Agreement and Guaranty Obligation Documents required to be observed or performed by Assignor.

(b)           Holders hereby agree that the Holders: (i) shall not take any action against Assignor with respect to the Assumed Liabilities pursuant to the Laurus Debt Documents; (ii) shall return and release any and all collateral pledged by Assignor as security for the Assumed Liabilities under or in connection with the Laurus Debt Documents; and (iii) shall terminate and release any lien against, or security interest granted in, any and all collateral pledged by Assignor as security for the Assumed Liabilities under or in connection with the Laurus Debt Documents.

(c)           Holders hereby agree to terminate any and all options and warrants held by Holders with respect to the common stock of Assignor, Cancable Holding and Iview Holding and to tender and return to Assignor all shares of common stock of Assignor currently owned by Holders.

(d)           Holders hereby agree that the Holders: (i) shall not take any action against (x) CV Acquisition, AC Tech, Iview Holding, Iview or Swanick in connection with any obligation arising under any guaranty, security agreement or pledge agreement executed by any of such entities or person in connection with the Secured Term Notes (the “Subsidiary Term Note Obligations”), or (y) CV Acquisition, AC Tech or Swanick in connection with any obligation arising under any guaranty, security agreement or pledge agreement executed by any of such entities or person in connection with the Iview Note (as hereinafter defined) (the “Iview Note Obligations”); (ii) shall return and release any and all collateral pledged by such entities or person solely as collateral for the Subsidiary Term Note Obligations or, in the case of CV Acquisition, AC Tech or Swanick, solely as collateral for the Iview Note Obligations; (iii) shall terminate and release any lien against, or security interest granted in, any and all collateral pledged by such entities or person solely as collateral for the Subsidiary Term Note Obligations or, in the case of CV Acquisition, AC Tech or Swanick, solely as collateral for the Iview Note Obligations; and (iv) shall modify and amend any lien against, or security interest granted in, any and all collateral pledged by such entities or person as collateral for the Subsidiary Term Note Obligations or, in the case of CV Acquisition, AC Tech or Swanick, any and all collateral pledged by such entities or person as collateral for the Iview Note Obligations, and any other obligations any such entities or person may have to the Holders to reflect that such lien or security interest no longer secures the Subsidiary Term Note Obligations or, in the case of CV Acquisition, AC Tech and Swanick, the Iview Note Obligations.

(e)           The provisions of this Section 4: (i) in no way modify, amend or terminate any obligations of Iview in connection with that certain Secured Term Note, dated February 13, 2006, made by Iview in favor of Laurus, in the original principal amount of Two Million and 00/100 ($2,000,000.00) Dollars, the current holders of which are VOF I, as to thirteen and seventy-four hundredths (13.74%) percent and PSource, as to eight-six and twenty-six hundredths (86.26%) percent (the “Iview Note”) or in connection with the 2006 Securities Purchase Agreement; and (ii) in no way modify, amend or terminate any obligations of Iview Holding in connection with any obligation arising under any guaranty, security agreement or pledge agreement executed by Iview Holding in connection with the Iview Note or in connection with the 2006 Securities Purchase Agreement.

5.            Acknowledgment by Cancable Canada and Subsidiaries.  Cancable Canada, Cancable US, 2141306, Cancable XL and XL Digital hereby acknowledge and agree that any and all obligations of each of such entities with respect to the Assumed Liabilities, whether arising under any guaranty, security agreement, pledge agreement or otherwise, in effect immediately prior to the assignment by Assignor, and assumption by Assignee, of the Assumed Liabilities shall remain and continue in full force and effect after the assignment by Assignor, and assumption by Assignee, of the Assumed Liabilities.

6.            Assignment of Iview Note.  At the request of Assignee, Assignor will cause Iview to assign its rights and obligations under the Iview Note to Assignee or its assignee.

7.            Governing Law.  This Assignment and Assignor’s and Assignee’s rights, liabilities, and duties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law.

8.            Consent to Jurisdiction.  Each of the parties hereto irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in the State of New York, County of New York in any and all actions between or among any of the parties hereto, with respect to the subject matter hereof, and waive any objection based on lack of jurisdiction, forum non conveniens, improper venue or otherwise to the jurisdiction of such courts.

9.            Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

10.          Headings.  The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.

11.          Incorporation of Recitals.  The recitals set forth above are hereby incorporated herein by reference.

12.          Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same legal instrument.

13.          Severability.  Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.  If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first above-written.

Assignor:

CREATIVE VISTAS, INC.

By:	/s/ Dominic Burns
Name: Dominic Burns
Title: President

Assignee:

CANCABLE HOLDING CORP.

By:	/s/ Dominic Burns
Name: Dominic Burns
Title: President

Accepted and Agreed:

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD.
By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

[Signature Pages to Assignment & Assumption Agreement (Valens Debt)]

VALENS OFFSHORE SPV II, CORP.
By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED
By: PSource Capital Limited, its investment consultant

By:	/s/ Soondra Apposoo
Name: Soondra Apposoo
Title: Managing Director

Acknowledged and Agreed:

CANCABLE INC.

By:	/s/ Ross Jepson
Name: Ross Jepson
Title: President and CEO

CANCABLE, INC.

By:	/s/ Ross Jepson
Name: Ross Jepson
Title: President and CEO

2141306 ONTARIO INC.

By:	/s/ Marc Thompson
Name: Marc Thompson
Title: President

[Signature Pages to Assignment & Assumption Agreement (Valens Debt)]

CANCABLE XL INC.

By:	/s/ Ross Jepson
Name: Ross Jepson
Title: President and CEO

XL DIGITAL SERVICES INC.

By:	/s/ Ross Jepson
Name: Ross Jepson
Title: President and CEO

[Signature Pages to Assignment & Assumption Agreement (Valens Debt)]